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                                                            EXHIBIT 23.1

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                                                            EXHIBIT 23.1



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 26, 1996 included in Marshall & Ilsley Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.





                              ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,
March 27, 1996.